Exhibit 32.1

Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q of Fog Cutter Capital Group Inc. for the quarter ended September 30, 2007 (the “Report”), I, Andrew A. Wiederhorn, Chief Executive Officer of Fog Cutter Capital Group Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fog Cutter Capital Group Inc.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Report.

November 13, 2007	/s/ Andrew A. Wiederhorn

Date	Andrew A. Wiederhorn
Chief Executive Officer

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.